UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012 (October 11, 2012)

LENDER PROCESSING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34005	26-1547801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 854-5100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 12, 2012, Lender Processing Services, Inc. (the “Company”) closed its previously announced offering (the “Offering”) of $600 million aggregate principal amount of its 5.75% Senior Notes due 2023 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended. The Notes are unsecured, unsubordinated obligations of the Company and are guaranteed on an unsecured basis by the same subsidiaries (the “Subsidiary Guarantors”) that guarantee the Company’s obligations under its senior secured credit facility. The net proceeds of the Offering, along with cash on hand, are being used to purchase any of the 8.125% Senior Notes due 2016 (the “Old Notes”) tendered in the Company’s previously announced tender offer and consent solicitation (the “Tender Offer”), to redeem any notes not tendered in the Tender Offer, to prepay in full the outstanding Term B Loans under its senior credit facilities and to pay fees and expenses in connection with these transactions.

The Notes were issued pursuant to an indenture, dated as of October 12, 2012, among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as trustee (the “Indenture”). At any time and from time to time, prior to October 15, 2015, the Company may redeem up to a maximum of 35% of the original aggregate principal amount of the New Notes with the proceeds of one or more equity offerings, at a redemption price equal to 105.750% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). Prior to October 15, 2017, the Company may redeem some or all of the Notes by paying a “make-whole” premium based on U.S. Treasury rates. On or after October 15 of the relevant year listed below, the Company may redeem some or all of the Notes at the prices listed below, plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date): 2017 at a redemption price of 102.875%; 2018 at a redemption price of 101.917%; 2019 at a redemption price of 100.958%; and 2020 and thereafter at a redemption price of 100.000%. In addition, if a change of control (as defined in the Indenture) occurs, the Company is required to offer to purchase all outstanding Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The covenants in the Indenture limit the ability of the Company and certain of its subsidiaries to, among other things: (1) incur additional debt; (2) pay dividends or make other restricted payments; (3) purchase, redeem or retire capital stock or subordinated debt; (4) make asset sales; (5) enter into transactions with affiliates; (6) incur liens; (7) enter into sale leaseback transactions; (8) make investments; and (9) merge or consolidate with any other person.

The Indenture provides for customary events of default which include, among others, (1) nonpayment of principal or interest; (2) breach of certain agreements in the Indenture; (3) failure to make payments on certain other indebtedness; (4) failure to pay certain final judgments; and (5) certain events of bankruptcy or insolvency.

The foregoing summary of the Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 8.01	Other Events

On October 12, 2012, the Company also announced that it had received the requisite consents in the Tender Offer to enter into a supplemental indenture, dated as of October 12, 2012 (the “Supplemental Indenture”), among the Company, the Subsidiary Guarantors and U.S. Bank National Association to the indenture governing the Old Notes. As of 5:00 p.m., Eastern Time, on October 11, 2012 (the “Consent Payment Deadline”), approximately $286,090,000 million aggregate principal amount of the Old Notes were tendered (representing approximately 79.03% of the outstanding Old Notes). The Company exercised its option to accept for payment and settle the Tender Offer with respect to Old Notes that were validly tendered at or prior to the Consent Payment Deadline (the “Early Settlement”). The Early Settlement occurred on October 12, 2012 concurrently with the closing of the Offering and the Supplemental Indenture became effective at that time. The Tender Offer will expire at midnight, Eastern Time, on October 25, 2012, unless the Tender Offer is extended or earlier terminated.

The Supplemental Indenture eliminates or modifies certain covenants and events of default and other provisions contained in the indenture governing the Old Notes. A copy of the Supplemental Indenture is filed as Exhibit 4.3 hereto and is incorporated by reference herein.

On October 12, 2012, the Company also delivered notice that it had called for redemption of all of the Old Notes that remain outstanding following consummation of the Tender Offer.

The Company issued a press release announcing these events, which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of October 12, 2012, among Lender Processing Services, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 5.75% Senior Notes due 2023 (included in Exhibit 4.1).

4.3	Supplemental Indenture, dated as of October 12, 2012, among Lender Processing Services, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

5.1	Opinion of Cravath, Swaine & Moore LLP.

5.2	Opinion of Holland & Hart LLP.

5.3	Opinion of Friday, Eldredge & Clark, LLP.

5.4	Opinion of Stoll Stoll Berne Lokting & Schlachter PC.

5.5	Opinion of Stinson Morrison Hecker LLP.

5.6	Opinion of Courtney B. Thompson.

5.7	Opinion of Marc G. Heller.

5.8	Opinion of James J. Dufficy.

5.9	Opinion of Courtney B. Thompson.

5.10	Opinion of Gerald T. Burditt.

5.11	Opinion of Craig J. Zinda.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

23.2	Consent of Holland & Hart LLP (included in Exhibit 5.2).

23.3	Consent of Friday, Eldredge & Clark, LLP (included in Exhibit 5.3).

23.4	Consent of Stoll Stoll Berne Lokting & Schlachter PC (included in Exhibit 5.4).

23.5	Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.5).

23.6	Consent of Courtney B. Thompson (included in Exhibit 5.6).

23.7	Consent of Marc G. Heller (included in Exhibit 5.7).

23.8	Consent of James J. Dufficy (included in Exhibit 5.8).

23.9	Consent of Courtney B. Thompson (included in Exhibit 5.9).

23.10	Consent of Gerald T. Burditt (included in Exhibit 5.10).

23.11	Consent of Craig J. Zinda (included in Exhibit 5.11).

99.1	Press Release dated October 12, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDER PROCESSING SERVICES, INC.

By:	/s/ Thomas L. Schilling
	Name:	Thomas L. Schilling
	Title:	Executive Vice President and Chief Financial Officer

Date: October 12, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of October 12, 2012, among Lender Processing Services, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 5.75% Senior Notes due 2023 (included in Exhibit 4.1).

4.3	Supplemental Indenture, dated as of October 12, 2012, among Lender Processing Services, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

5.1	Opinion of Cravath, Swaine & Moore LLP.

5.2	Opinion of Holland & Hart LLP.

5.3	Opinion of Friday, Eldredge & Clark, LLP.

5.4	Opinion of Stoll Stoll Berne Lokting & Schlachter PC.

5.5	Opinion of Stinson Morrison Hecker LLP.

5.6	Opinion of Courtney B. Thompson.

5.7	Opinion of Marc G. Heller.

5.8	Opinion of James J. Dufficy.

5.9	Opinion of Courtney B. Thompson.

5.10	Opinion of Gerald T. Burditt.

5.11	Opinion of Craig J. Zinda.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

23.2	Consent of Holland & Hart LLP (included in Exhibit 5.2).

23.3	Consent of Friday, Eldredge & Clark, LLP (included in Exhibit 5.3).

23.4	Consent of Stoll Stoll Berne Lokting & Schlachter PC (included in Exhibit 5.4).

23.5	Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.5).

23.6	Consent of Courtney B. Thompson (included in Exhibit 5.6).

23.7	Consent of Marc G. Heller (included in Exhibit 5.7).

23.8	Consent of James J. Dufficy (included in Exhibit 5.8).

23.9	Consent of Courtney B. Thompson (included in Exhibit 5.9).

23.10	Consent of Gerald T. Burditt (included in Exhibit 5.10).

23.11	Consent of Craig J. Zinda (included in Exhibit 5.11).

99.1	Press Release dated October 12, 2012.